Item 27 Exhibit (h) i c1f.

SIXTH AMENDMENT TO PARTICIPATION AGREEMENT

Among

MML SERIES INVESTMENT FUND

And

MML INVESTMENT ADVISERS, LLC

And

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

And

MML BAY STATE LIFE INSURANCE COMPANY

And

C.M. LIFE INSURANCE COMPANY

THIS AMENDMENT dated April 1, 2014 amends the Participation Agreement entered into as of the 17th day of November, 2005, as amended to date, (the “Agreement”) by and among Massachusetts Mutual Life Insurance Company (“MassMutual”), MML Bay State Life Insurance Company, C.M. Life Insurance Company, each on their own behalf and on behalf of each segregated asset account of each insurance company, and MML Series Investment Fund (“MML Trust”).

WHEREAS, MassMutual acts as the Adviser to the MML Trust.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace MassMutual as the Adviser to the MML Trust and will become a party to the Agreement. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual. MML Advisers represents and warrants that:

(i) it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that, as the Adviser, shall perform its obligations for MML Trust in compliance in all material respects with the laws of the Commonwealth of Massachusetts and any applicable state and federal securities laws; and

(ii)	all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of MML Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of MML Trust in an amount not less than the minimal coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.2. Schedule A of the Agreement is deleted in its entirety and replaced with Schedule A attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures as of the date set forth above.

MML SERIES INVESTMENT FUND		MML INVESTMENT ADVISERS, LLC

By its authorized officer		By its authorized officer

By:	/s/ Nicholas H. Palmerino	By:	/s/ Eric Wietsma
Print Name:	Nicholas H. Palmerino	Print Name:	Eric Wietsma
Title:	CFO & Treasurer	Title:	President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY:		MML BAY STATE LIFE INSURANCE COMPANY:

By its authorized officer		By its authorized officer

By:	/s/ Richard J. Byrne	By:	/s/ Richard J. Byrne
Print Name:	Richard J. Byrne	Print Name:	Richard J. Byrne
Title:	Vice President	Title:	Vice President

C.M. LIFE INSURANCE COMPANY:

By its authorized officer

By:	/s/ Richard J. Byrne
Print Name:	Richard J. Byrne
Title:	Vice President

Schedule A

MML Series Investment Fund

Separate Account	Date Established	LOB Separate Accounts
Massachusetts Mutual Variable Annuity Separate Account 4	July 9, 1997	VA

•     MML Aggressive Allocation Fund

•     MML American Funds® Core Allocation Fund

•     MML American Funds® Growth Fund

•     MML American Funds® International Fund

•     MML Balanced Allocation Fund

•     MML Blue Chip Growth Fund

•     MML Conservative Allocation Fund

•     MML Equity Income Fund

•     MML Equity Index Fund

•     MML Focused Equity Fund

•     MML Foreign Fund

•     MML Fundamental Growth Fund

•     MML Fundamental Value Fund

•     MML Global Fund

•     MML Growth Allocation Fund

•     MML Growth & Income Fund

•     MML Income & Growth Fund

•     MML International Equity Fund

•     MML Large Cap Growth Fund

•     MML Managed Volatility Fund

•     MML Mid Cap Growth Fund

•     MML Mid Cap Value Fund

•     MML Moderate Allocation Fund

•     MML PIMCO Total Return Fund

•     MML Small Cap Growth Equity Fund

•     MML Small Company Value Fund

•     MML Small/Mid Cap Value Fund

Schedule A (continued)

MML Series Investment Fund

Separate Account	Date Established	LOB Separate Accounts
C.M. Multi-Account A	August 3, 1994	VA

•     MML Aggressive Allocation Fund

•     MML American Funds® Core Allocation Fund

•     MML American Funds® Growth Fund

•     MML American Funds® International Fund

•     MML Balanced Allocation Fund

•     MML Blue Chip Growth Fund

•     MML Conservative Allocation Fund

•     MML Equity Income Fund

•     MML Equity Index Fund

•     MML Focused Equity Fund

•     MML Foreign Fund

•     MML Fundamental Growth Fund

•     MML Fundamental Value Fund

•     MML Global Fund

•     MML Growth Allocation Fund

•     MML Growth & Income Fund

•     MML Income & Growth Fund

•     MML International Equity Fund

•     MML Large Cap Growth Fund

•     MML Managed Volatility Fund

•     MML Mid Cap Growth Fund

•     MML Mid Cap Value Fund

•     MML Moderate Allocation Fund

•     MML PIMCO Total Return Fund

•     MML Small Cap Growth Equity Fund

•     MML Small Company Value Fund

•     MML Small/Mid Cap Value Fund

Panorama Separate Account	June 23, 1981	VA
• MML Equity Index Fund

Panorama Plus Separate Account	September 25, 1991	VA
• MML Income & Growth Fund • MML Mid Cap Growth Fund

Schedule A (continued)

MML Series Investment Fund

Separate Account	Date Established	LOB Separate Accounts
Massachusetts Mutual Variable Life Separate Account I	July 13, 1988	VL

•     MML Aggressive Allocation Fund

•     MML Balanced Allocation Fund

•     MML Blue Chip Growth Fund

•     MML Conservative Allocation Fund

•     MML Equity Income Fund

•     MML Equity Index Fund

•     MML Foreign Fund

•     MML Global Fund

•     MML Growth & Income Fund

•     MML Growth Allocation Fund

•     MML Income & Growth Fund

•     MML Managed Volatility Fund

•     MML Mid Cap Growth Fund

•     MML Mid Cap Value Fund

•     MML Moderate Allocation Fund

•     MML Small Cap Growth Equity Fund

•     MML Small/Mid Cap Value Fund

Massachusetts Mutual Variable Life Separate Account III	Feb. 12, 2000	VL
• MML Blue Chip Growth Fund • MML Equity Index Fund • MML Managed Volatility Fund • MML Small Cap Growth Equity Fund

C.M. Life Variable Life Separate Account I	Feb. 2, 1995	VL
• MML Blue Chip Growth Fund • MML Equity Index Fund • MML Managed Volatility Fund • MML Small Cap Growth Equity Fund

MML Bay State Variable Life Separate Account I	June 9, 1982	VL
• MML Equity Index Fund

MML Bay State Variable Life Separate Account II	Nov. 22, 1988	VL
• MML Equity Index Fund